*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                                                    EXHIBIT 10.1


                           AGREEMENT ON JOINT ACTIONS
                                     *** AND
                      "AMERICAN BIOGENETIC SCIENCES, INC."


Moscow, Russia                                                 January 14, 2002.


      *** (Moscow, Russia) on the one hand, and "American Biogenetic Sciences, Inc." (New York, USA), on the other hand, hereinafter referred to as the Parties, in further implementation of the agreement between "American Biogenetic Sciences, Inc.". and the Ministry of Health of the Russian Federation of "27" December 2001, have entered into the present agreement as follows:

1. *** is interested in the sale of the anthrax vaccine, the plague vaccine and other medical immunobiological preparations and technology for their manufacture, as outlined in Exhibit A and "American Biogenetic Sciences, Inc." is interested in their purchase.

2. *** shall provide to "American Biogenetic Sciences, Inc." all of the documentation and testing samples of the specified preparations as may be requested by "American Biogenetic Sciences, Inc." in connection with the certification, registration and other governmental approval of the specified preparations. "American Biogenetic Sciences, Inc." shall provide to *** the list of documentation and the quantity and other specification of testing samples necessary or appropriate for such certification, registration and other approval in any country where it will sell and distribute such preparations

3. Volumes, terms and conditions of delivery and the price of any preparations to be sold by *** and to be purchased by "American Biogenetic Sciences, Inc." shall be separately agreed upon by the Parties in specific contracts for each preparation separately.

4. *** shall obtain all necessary licenses and permits to sell and export the preparations from the Russian Federation, and "American Biogenetic Sciences, Inc." shall obtain all licenses and permits necessary to import and sell the preparations on the territory of the countries where it will sell and distribute the preparations.

5. Each of the Parties shall bear its own expenses for the certification, registration or other approval of preparations on their territory and also for obtaining all necessary licenses and permits referred to in the preceding clause.

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*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

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


6. *** has an agreement with the producer of the anthrax vaccine granting it the exclusive right to sell and distribute the anthrax vaccine throughout the world and *** hereby grants "American Biogenetic Sciences, Inc.". the exclusive right to sell and distribute the anthrax vaccine in Canada, China, Mexico, the United States of America and the countries of Central and South America for a period of ten (10) years in consideration for the efforts, costs and expenses to be in curred by "American Biogenetic Sciences, Inc." to attempt obtaining certification, registration and other approval of the anthrax vaccine in the United States of America. In addition, *** grants "American Biogenetic Sciences, Inc." the first priority right to purchase other preparations for promoting them on the world markets. "American Biogenetic Sciences, Inc." pledges to purchase not less than 1,000,000 doses annually (for immunization of 500,000 patients) pursuant to Section 3, once registration of the anthrax vaccine is approved for sale in the United States.

7. Nothing in this agreement shall be construed as imposing on "American Biogenetic Sciences, Inc." an obligation to deal exclusively with *** in respect of any of the preparations, excluding the anthrax vaccine, provided *** can provide "American Biogenetic Sciences, Inc.", within one year of the date of this agreement, with an acceptable anthrax vaccine that meets all necessary quality and manufacturing standards, and is reasonably price competitive necessary to market the anthrax vaccine within the United States.

8. The Parties undertake to keep this agreement confidential and not to disclose without the consent of the other Party any confidential information concerning the prices, conditions and standard items, and also destinations, except as may be required by applicable law or by the rules or regulations of any exchange or over-the-counter market on which the shares of any such Party are traded.

9. All notices, inquiries, the consent and other correspondence between the Parties concerning the present Agreement on joint actions of *** and "American Biogenetic Sciences, Inc.". should be made in writing, directed to the address of the Party - addressee, mentioned below, or to other address which the party may specify by the notice made according to the present item, and should be handed personally, or are directed on facsimile communication or on a E-mail with subsequent confirmation by express service or registered mail.

10.   This agreement shall be governed by the laws of the  Russian Federation.

11. This agreement shall be effective from the date of its execution for a period of ten (10) years and, provided both Parties fulfill their obligations outlined in this agreement, shall be automatically prolonged thereafter for another ten year period in case neither Party gives notice in writing of its termination to the other Party one year prior to the expiration of the then-current term of this agreement.

12. If either party breaches a material term of this Agreement the other party shall be allowed to terminate this Agreement if an adequate remedy to cure the breach has not been implemented within ninety (90) days after written notice.

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*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

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

13. If Acts of God, strikes, export or import bans, or other circumstances that are decreed to be Force-Majeure cause a delay or failure to perform the agreement obligations by and of the Parties, the fulfillment of the agreement obligations is extended for the period equal to duration of force-majeure, but not more than (6) six months. That Party that is subject to delay or failure to perform the agreement obligations shall immediately notify the other Party in writing.

14. Any controversy or claim arising out of or relating to this agreement shall be settled by binding arbitration by the International Court of Arbitration of the International Chamber of Commerce (the "ICC") in accordance with the ICC Rules of Arbitration in effect at the time of the arbitration. The arbitration proceedings shall be conducted in Geneva, Switzerland and in the English language. There shall be three (3) arbitrators, one of whom shall be selected by the Party seeking to initiate the arbitration, one by the other Party and the third by the two arbitrators so selected. The arbitration award shall be given in writing and shall be final and binding on the Parties with respect to the subject matter in controversy. The Parties shall keep confidential the arbitration proceedings and terms of any arbitration award, except as may otherwise be required by law. Each Party shall bear its own legal fees and other costs related to the arbitration, except that the arbitrators shall determine who shall bear the costs of the arbitrators. The arbitrators may determine arbitrability but may not award punitive damages or limit, expand or otherwise modify the terms of this agreement.

If to Association:

***

If to American Biogenetic Sciences, Inc.:

Alfred J. Roach
Chairman and CEO
American Biogenetic Sciences, Inc.
1375 Akron Street, Copiague, New York
Ph: +1-631-789-2600
Fax: +1-631-789-1661
E-mail: macjh1@aol.com

***                                 Chairman and CEO
***                                 American Biogenetic Sciences, Inc.


  /s/ ***        ***                   /s/ A.J. Roach    A.J.Roach
----------------                    ------------------
           , 2002 .                            , 2002
-----------                         -----------


AGREEMENT EXECUTED IN BOTH ENGLISH AND RUSSIAN WITH BOTH LANGUAGE VERSIONS BEING OF EQUAL VALIDITY
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*** Certain information (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

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